UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 6, 2012
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment”) updates Current Report on Form 8-K filed on December 11, 2012 (the "Original Filing") to correct an inadvertent error on pages 5 and 6 of Exhibit 99.2. Except for the corrected version of Exhibit 99.2 filed herein, the Amendment does not update or modify in any way the information provided in the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Asset Sale and Purchase Agreement by and between Tesoro Logistics Operations LLC and Northwest Terminalling Company dated as of December 6, 2012. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Asset Sale and Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets to be acquired and the representations and warranties made by the parties to the agreement. The exhibits contain the forms of various agreements, certificates and other documents to be executed and delivered by the parties upon the closing of the transaction. TLLP agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

2.2
Asset Sale and Purchase Agreement by and between Tesoro Logistics Northwest Pipeline LLC and Chevron Pipe Line Company dated as of December 6, 2012. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Asset Sale and Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets to be acquired and the representations and warranties made by the parties to the agreement. The exhibits contain the forms of various agreements, certificates and other documents to be executed and delivered by the parties upon the closing of the transaction. TLLP agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request (incorporated by reference herein to Exhibit 2.2 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

99.1
Press release announcing the Terminal Purchase Agreement and Pipeline Purchase Agreement issued on December 11, 2012 (incorporated by reference herein to Exhibit 99.1 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

*99.2	Corrected slide presentation dated December 11, 2012.
__________
* filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 12, 2012

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
2.1
Asset Sale and Purchase Agreement by and between Tesoro Logistics Operations LLC and Northwest Terminalling Company dated as of December 6, 2012. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Asset Sale and Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets to be acquired and the representations and warranties made by the parties to the agreement. The exhibits contain the forms of various agreements, certificates and other documents to be executed and delivered by the parties upon the closing of the transaction. TLLP agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

2.2
Asset Sale and Purchase Agreement by and between Tesoro Logistics Northwest Pipeline LLC and Chevron Pipe Line Company dated as of December 6, 2012. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Asset Sale and Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets to be acquired and the representations and warranties made by the parties to the agreement. The exhibits contain the forms of various agreements, certificates and other documents to be executed and delivered by the parties upon the closing of the transaction. TLLP agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request (incorporated by reference herein to Exhibit 2.2 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

99.1
Press release announcing the Terminal Purchase Agreement and Pipeline Purchase Agreement issued on December 11, 2012 (incorporated by reference herein to Exhibit 99.1 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

*99.2	Corrected slide presentation dated December 11, 2012.
__________
* filed herein